PRUDENTIAL INVESTMENT PORTFOLIOS 16

Target Conservative Allocation Fund

Supplement dated August 14, 2014 to the

Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated September 30, 2013, as supplemented

This supplement sets forth changes to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated September 30, 2013 (collectively, the Prospectus), of the Target Conservative Allocation Fund (the Fund), a series of Prudential Investment Portfolios 16. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

At a special meeting of shareholders of the Fund held on August 14, 2014, the shareholders of the Fund approved the appointment of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, a business unit of Prudential Investment Management, Inc. (PIM), and Prudential Real Estate Investors, a business unit of PIM, as the Fund’s new subadvisers. The appointment is part of an overall repositioning of the Target Conservative Allocation Fund. The Fund will change its name to “Prudential Income Builder Fund” and the Fund will transition from one that uses a static investment strategy that may be adjusted from time to time to one utilizing a dynamic asset allocation strategy with a focus on generating income. Implementation of the changes, including termination of the subadvisory agreements with the current unaffiliated subadvisers and changes to the Fund’s investment policies, is expected to occur on or about September 23, 2014.

LR615